                                EXHIBIT 99.01


                                Kellogg Company

       American Federation of Grain Millers Savings and Investment Plan

                           Form 11-K Annual Report

                  for the fiscal year ended October 31, 1993

KELLOGG COMPANY AMERICAN
FEDERATION OF GRAIN MILLERS
SAVINGS AND INVESTMENT PLAN
FINANCIAL STATEMENTS
AND SCHEDULES
OCTOBER 31, 1993


                             FILED UNDER FORM SE